UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 19, 2013

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 19, 2013, Evercore Partners Inc. (“Evercore”) held its 2013 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, Evercore’s stockholders approved the amended and restated 2006 Evercore Partners Inc. Stock Incentive Plan (the “Amended and Restated Plan”), which had previously been approved by the Board of Directors of Evercore subject to the approval of its stockholders.

The Amended and Restated Plan is substantially the same as the current 2006 Evercore Partners Inc. Stock Incentive Plan, except that it has been amended to (1) authorize an additional 5 million shares and (2) expressly prohibit the repricing of options and stock appreciation rights without stockholder approval.

The material features of the Amended and Restated Plan are described in Evercore’s definitive proxy statement for the Annual Meeting filed on April 26, 2013 (the “Proxy Statement”), and the description of the plan included in the Proxy Statement is incorporated herein by reference as Exhibit 99.1 hereto. The above description of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) As stated above, Evercore held its annual meeting of stockholders on June 19, 2013.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following final tabulation of votes cast:

Roger C. Altman	For	34,020,685
	Withheld	1,509,138
	Broker non-votes	2,008,104

Pedro Aspe	For	33,698,608
	Withheld	1,831,215
	Broker non-votes	2,008,104

Richard I. Beattie	For	25,503,065
	Withheld	10,026,758
	Broker non-votes	2,008,104

Francois de Saint Phalle	For	30,055,549
	Withheld	5,474,274
	Broker non-votes	2,008,104

Gail B. Harris	For	34,285,431
	Withheld	1,244,392
	Broker non-votes	2,008,104

Curt Hessler	For	34,934,676
	Withheld	595,147
	Broker non-votes	2,008,104

Robert B. Millard	For	35,073,928
	Withheld	455,895
	Broker non-votes	2,008,104

Anthony N. Pritzker	For	34,603,331
	Withheld	926,492
	Broker non-votes	2,008,104

Ralph L. Schlosstein	For	34,946,078
	Withheld	583,745
	Broker non-votes	2,008,104

2. The Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan was approved based upon the following votes:

For	23,456,252
Against	12,000,847
Abstain	72,724
Broker non-votes	2,008,104

3. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Evercore Partners Inc. for the year 2013 was ratified. The final results of the voting on such matter are set forth below:

For	37,114,210
Against	365,404
Abstain	58,313
Broker non-votes	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan

Exhibit 99.1	The section entitled “Proposal No. 2 – Approval of the Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan” of the definitive proxy statement of Evercore Partners Inc. on Schedule 14A filed on April 26, 2013 is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ ADAM B. FRANKEL

Name:	Adam B. Frankel
Title:	General Counsel

Dated: June 19, 2013

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan

Exhibit 99.1	The section entitled “Proposal No. 2 – Approval of the Amended and Restated 2006 Evercore Partners Inc. Stock Incentive Plan” of the definitive proxy statement of Evercore Partners Inc. on Schedule 14A filed on April 26, 2013 is incorporated herein by reference

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